SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of February 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-AMC1
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-AMC1
(as issuing entity)

Citigroup Mortgage Loan Trust Inc.
(as registrant)

Citigroup Global Markets Realty Corp.
(as sponsor)

Delaware	333-138237-03	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 9, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2007-AMC1, Asset-Backed Pass-Through Certificates, Series 2007-AMC1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Countrywide Home Loans Servicing LP (the “Servicer”), Citibank, N.A. (the “Trust Administrator”) and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A Certificates,” the “Class A-2B Certificates,” the “Class A-2C Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,586,750,822.47 as of February 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 26, 2007 (the “Mortgage Loan Purchase Agreement”), between Citigroup Global Markets Realty Corp. (the “Seller”) and the Depositor. The Certificates (other than the Class CE and the Class P Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, attached here as Exhibit 1.1, dated January 26, 2007, between the Depositor and the Representative and to Citigroup Global Markets Inc. (in such capacity, the “Initial Purchaser”) pursuant to a Certificate Purchase Agreement, dated March 9, 2007, between the Depositor and the Initial Purchaser.

The Class CE Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate (2)	Ratings
			Moody’s	S&P	DBRS
A-1	$689,016,000.00	Variable	Aaa	AAA	AAA
A-2A	$345,829,000.00	Variable	Aaa	AAA	AAA
A-2B	$205,017,000.00	Variable	Aaa	AAA	AAA
A-2C	$ 45,405,000.00	Variable	Aaa	AAA	AAA
M-1	$ 48,396,000.00	Variable	Aa1	AA+	AA (high)
M-2	$ 47,602,000.00	Variable	Aa2	AA	AA
M-3	$ 26,975,000.00	Variable	Aa3	AA-	AA (low)
M-4	$ 23,008,000.00	Variable	A1	A+	A (high)
M-5	$ 23,801,000.00	Variable	A2	A	A
M-6	$ 21,421,000.00	Variable	A3	A-	A (low)
M-7	$ 20,628,000.00	Variable	Baa1	BBB+	BBB (high)
M-8	$ 16,661,000.00	Variable	Baa2	BBB	BBB
M-9	$ 12,694,000.00	Variable	Baa3	BBB-	BBB (low)
M-10	$ 15,868,000.00	Variable	Ba1	BB+	BB (high)
CE	$689,016,000.00	N/A	NR	NR	NR
P	$ 100	N/A	NR	NR	NR
R	100% Interest	N/A	NR	NR	NR
R-X	100% Interest	N/A	NR	NR	NR
(1) Approximate.
(2) Calculated as described in the Prospectus Supplement.
(3) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class A-1 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006, and the Prospectus Supplement, dated January 26, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 26, 2007 by and between the Depositor and the Representative, relating to the Series 2007-AMC1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Countrywide Home Loans Servicing LP as servicer, Citibank, N.A. as trust administrator and U.S. Bank National Association, as trustee, relating to the Series 2007-AMC1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:  /s/ Matthew Bollo
Name: Matthew Bollo
Title:   Assistant Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 26, 2007 by and between the Depositor and the Representative, relating to the Series 2007-AMC1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Countrywide Home Loans Servicing LP as servicer, Citibank, N.A. as trust administrator and U.S. Bank National Association, as trustee, relating to the Series 2007-AMC1 Certificates.